OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2020
Other Liabilities Disclosure [Abstract]
OTHER CURRENT LIABILITIES

23.	OTHER CURRENT LIABILITIES

(in thousands of $)	2020	2019
Deferred charter revenue	5,687	4,975
Fair value of acquired time charters	5,045	—
Other	1,686	2,570
	12,418	7,545

On March 16, 2020, the Company completed the Acquisition with Trafigura and recorded $11.9 million within other current and long-term liabilities in relation to the fair value of the time charters acquired. In the year ended December 31, 2020, the Company recorded amortization of $4.0 million and the remaining unamortized balance of $5.0 million and $2.9 million, is included in Other Current Liabilities and Other Long Term Liabilities, respectively, as of December 31, 2020. See Note 5 for full details of the accounting for this transaction.